                                                            Exhibit 1

                                    AGREEMENT

       Pursuant to Rule 13d-1-(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of stock of Genomica Corporation.

       This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.


Dated: February 12, 2001                    ARCH VENTURE FUND III, L.P.

                                            By:  ARCH Venture Partners, L.L.C.
                                                 its General Partner


                                                 By:              *
                                                     ---------------------------
                                                     Steven Lazarus
                                                     Managing Director


                                            ARCH VENTURE PARTNERS, L.L.C.


                                                 By:              *
                                                     ---------------------------
                                                     Steven Lazarus
                                                     Managing Director


                                                          *
                                            -----------------------------
                                              Steven Lazarus

                                                          *
                                            -----------------------------
                                              Keith Crandell

                                                          *
                                            -----------------------------
                                              Robert Nelsen

                                                          *
                                            -----------------------------
                                              Clinton Bybee

                                                     * By: /s/ Mark McDonnell
                                                          ----------------------
                                                           Mark McDonnell as
                                                           Attorney-in-Fact


--------------------------------------------------------------------------------

This Agreement was executed by Mark McDonnell pursuant to Powers of Attorney attached hereto as Exhibit 2 and incorporated herein by reference.





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